ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3) OVERCOMING LIMITATIONS OF GENETICS-BASED PRECISION MEDICINE CORPORATE PRESENTATION JANUARY 2024 Exhibit 99.1

Forward-looking statements Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law.

ACRIVON THERAPEUTICS – A NEXT-GENERATION PRECISION MEDICINE COMPANY


Neurological
Fibrosis
Metabolic
Cancer
Inflammatory


DNA
RNA
Protein
P
Dysregulated Protein
Drug
Dysregulated Pathways

Acrivon Predictive Precision Proteomics (AP3)

- Enables an exact match between the disease-causing, dysregulated pathways with a drug's mechanism of action (Acrivon meaning ≈ exact, accurate)
- Is broadly applicable in drug discovery and development (including SAR and optimal selectivity, uncovering resistance mechanisms, and patient responder identification) and being leveraged for our internal therapeutics pipeline


OncoSignature®

3 ACRIVON THERAPEUTICS

Infectious, CNS, and other diseases Oncology Fibrotic and inflammatory Autoimmune Cancers with DDR stress Therapeutic areas Therapeutic modalities Small molecule Bifunctional molecule Antibody ADC Oligo/RNA The AP3 Approach is modality and disease agnostic Current focus

ACRIVON: NEXT GENERATION PRECISION ONCOLOGY

OVERCOMING LIMITATIONS OF GENETICS-BASED PRECISION MEDICINE

ACR-368 (Phase 2)
CHK1/2 inhibitor in registrational intent trials in multiple solid tumor types

ACR-2316 (IND-enabling)
Dual WEE1/PKMYT1 inhibitor with superior selectivity and single agent activity

Preclinical Drug Discovery
Additional AP3-enabled, co-crystallography-driven precision oncology programs


Compelling Pipeline of Potential First-in-Class Innovation
ACRIVON
Acrivon Predictive Precision Proteomics (AP3)

Drug Discovery
AP3-based SAR facilitated by co-crystallography

Clinically Actionable Resistance Mechanisms
Rational drug combinations

OncoSignature
Proprietary, drug-tailored patient responder identification tests

Experienced team focused on execution with cash runway into 2H 2025

5
ACRIVON THERAPEUTICS

ACCOMPLISHED LEADERSHIP TEAM



Peter Blume-Jensen, M.D., Ph.D.
CEO, President, Founder

- Executive Serono, Merck & Co., Daiichi Sankyo
- CSO Metamark - Marketed prostate proteomic test ProMark®
- Inventor Acrivon Predictive Precision Proteomics (AP3)



Rasmus Holm-Jorgensen
Chief Financial Officer

- Novo Nordisk Finance and IR
- Synageva pipeline expansion and $9bn sale to Alexion
- Kiniksa founding team, IPO and commercial launch



Kristina Masson, Ph.D., M.B.A
Site Head Acrivon AB, Co-Founder
EVP Business Operations

- Cross-functional Leadership Merrimack Pharmaceuticals, MIT/BROAD
- Founder and CEO, OncoSignature AB (acquired by Acrivon Therapeutics)



Jean-Marie Cuillerot, M.D.
Chief Medical Officer

- Chief Medical Officer, Agenus
- Global head of clinical development in immuno-oncology at EMD Serono
- Clinical development leadership roles at BMS and Novartis



Eric Devroe, Ph.D.
Chief Operating Officer

- Founder and CEO, Opsonix
- Business executive MD Anderson Cancer Center and Metamark
- EIR Wyss Institute, Harvard
- Associate, Flagship Pioneering



Erick Gamelin, M.D., Ph.D.
Chief Development Officer

- Professor, CEO, large national cancer center and hospital
- Executive Amgen, Pfizer, Dynavax, MacroGenics; CMO STEP Pharma
- >100 ph 1-3 oncology trials



Mary-Alice Miller, J.D.
Chief Legal Officer

- Over 20 years corporate legal experience
- Served as general counsel of 2 companies taken public
- Boston Business Journal "40 Under 40"

6
ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS AT A GLANCE

Development Site (Boston)
- Drug and clinical biomarker assay development
- Clinical trials
- Market access pending approval

Precision-Proteomics Site (Lund/Copenhagen)
- Early pipeline drug programs
- BM identification and drug profiling
- Mass spectrometry

HQ LOCATED IN BOSTON - ACCESS TO LEADING DRUG DISCOVERY, BIOTECH, AND PHARMA







Peter Blume-Jensen
CEO, President, Co-Founder



Kristina Masson
EVP, Bus Ops, Site Head and Co-Founder



Jesper V. Olsen
Academic Co-Founder, Novo-Nordisk Foundation Protein Center, Cph.

PROTEOMIC HUB LOCATED IN MEDICON VALLEY - NORTHERN EUROPE'S LEADING LIFE SCIENCE CLUSTER





Founded 2018, IPO November 2022 (NASDAQ:ACRV)

For more information, please visit https://acrivon.com

7 ACRIVON THERAPEUTICS

ACRIVON PREDICTIVE PRECISION PROTEOMICS, AP3


DNA
RNA
Protein
Dysregulated Protein
P
P
Drug
Dysregulated Pathways
Akt
CANCER

Genomic Biomarkers are useful for patient selection in the smaller subset of cancers (<10%) with single gene driver mutations or known synthetic lethal context*

CANCER IS CAUSED BY DYSREGULATED PROTEIN ACTIVITY

Acrivon's AP3 platform directly measure the disease-driving, dysregulated proteins and is designed to enable an exact match with the drug mechanism-of-action independent of genetic alterations

(Acrivon meaning: "*Exact, Accurate*")

**Oncogenic Kinase Signaling: Blume-Jensen, P. and Hunter, T. Nature (2001)*
Synthetic lethality as an engine for cancer drug target discovery: Huang, A. et al. NatRevDrugDisc (2020)

8 ACRIVON THERAPEUTICS

AP3 PLATFORM ADDRESSES HIGH UNMET NEED BEYOND NGS-BASED PRECISION MEDICINE

Current Precision Oncology Approaches Only Scratching the Surface


72 unique approvals
51 drugs
31 genomic indications
18 cancer types
Only 5% of patients respond
1st Gen Precision Oncology
Currently Unaddressed
95% of patients are currently unaddressed by traditional genetics-based precision oncology

Acrivon Positioned to Increase Precision Oncology Market Size

Precision Oncology 1.0

Herceptin trastuzumab
Approved indications:
HER2+ Breast Cancer
HER2+ Gastric Cancer

gleevec
Approved indications:
CML (BCR-ABL)
Ph+ ALL

Precision Oncology 2.0

LOXO: Solid Tumors (NTRK)
agios: IDH mutation in AML
ignyta: NSCLC (NTRK) and CRC (ROS1, ALK)
MIRATI: NSCLC (KRAS G12C)
TYRA: Bladder (FGFR3)
KINNATE: Class II and III BRAF kinase alterations: N/A
ELEVATION: Solid Tumors (NRG1)

Predictive Precision Proteomics

Acrivon Therapeutics

Aiming to make targeted therapeutic solutions available to broader group of cancer patients

Sources: Company Filings, ACS, CDC, NCI, Wall Street Research (2022)

9 ACRIVON THERAPEUTICS

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS


PROPRIETARY WORKFLOW INTEGRATING PROVEN TECHNOLOGIES
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP³ DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant
Sensitive
AI-DRIVEN
OncoSignature®
No benefit
Benefit
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE


OncoSignature®
Predicted Non-responder
Predicted Responder
CLASS 1 BM
CLASS 2 BM
CLASS 3 BM
Patients without biomarkers critical for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

10

ACRIVON THERAPEUTICS

ACRIVON PIPELINE

Program	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
		Single-Arm Trials Based on OncoSignature Prediction				
ACR-368 (CHK1/CHK2)	Platinum-Resistant Ovarian Cancer	ACR-368 Monotherapy — Breakthrough Device & Fast Track Designations (through Phase 2)				Clinical Data at Major Medical Conference 1H 2024
		LDG Combination (through Phase 1)				
	Endometrial Cancer	ACR-368 Monotherapy — Fast Track Designation (through Phase 2)				
		LDG Combination (through Phase 1)				
	Bladder Cancer	ACR-368 Monotherapy (through Phase 2)				
		LDG Combination (through Phase 1)				
		Option to Initiate Additional Trials in HPV+ SCC (H&N, Anal, Cervical) and sarcomas				
ACR-2316 (WEE1/ PKMYT1)	OncoSignature-Predicted Monotherapy Sensitive Tumors	IND-Enabling Studies				IND Filing in Q4 2024
Undisclosed cell cycle program	OncoSignature-Predicted Monotherapy Sensitive Tumors	Discovery				Development Candidate 2025
Additional AP3-driven co-crystallography programs						Future Development Candidates

Notes

- ACR-368 Monotherapy: Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
- LDG Combination: Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

11 ACRIVON THERAPEUTICS

ACR-368: A CLINICALLY ACTIVE PHASE 2 CHK1/2 INHIBITOR

- ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM)
- Good ADME properties, minimal drug-drug interaction (DDI) potential
- Discovered by Array Biopharma, acquired by Eli Lilly & Company
- CoM patent exp. Oct., 2030; Salt-form exp. Apr., 2037



O
N-N
N
N
N
N
O
NH_2

ACR-368 (MW): 365.4



G2/M Checkpoint
CHK1
M
Cancer Cell Cycle
G_1
G_2
S
Defective G1/S Checkpoint
S Phase Checkpoint
CHK1
G1/S-defective cancers rely on CHK1-regulated cell cycle checkpoints
CHK1 pauses cell cycle to enable DNA repair

- **Durable monotherapy activity:** Platinum-resistant ovarian and squamous cell cancers (Anal and H&N)
- **Large safety database, favorable safety profile:** >1,000 patients treated (~50% mono, ~50% in combination)
- **Ideal for AP3 method:** Proven clinical activity, but requires patient responder identification to achieve sufficient ORR

12 ACRIVON THERAPEUTICS

CLINICAL OVERVIEW OF ACR-368 MONOTHERAPY (PAST DATA)

Indication	Trial	ORR# (confirmed)	Median DoR°	Reference
HGSOC* (BRCA wild type, primarily platinum-resistant)	Phase 2 single center (NCI)	29%	>10 months^	Lee et al, Lancet Oncology, 2018
HGSOC (BRCA wild type and mutant; platinum-resistant and refractory)	Phase 2 multi-center (Lilly)	12.1% (platinum-resistant)	5.6 months	Konstantinopoulos et al; Gynec. Oncol.: 2022
Squamous cell cancer (anal cancer, head & neck cancer [H&N])	Phase 1b multi-center (Lilly)	19% HPV+ H&N 15% anal cancer	7 months (HPV+ H&N) 12 months anal cancer	Hong et al, CCR, 2018

Dosing and Administration

- IV q14d (RP2D = 105 mg/m^2)

Safety summary

- Acceptable safety profile in >1,000 patients
  - No clinical or regulatory holds imposed across all clinical studies to date
- Primary adverse events ≥ grade 3 were hematological (manageable neutropenia and thrombocytopenia)
- Limited ≥ grade 3 non-hematological toxicities (≤7% for all AEs)
- Drug-related discontinuations <1-2%

*High grade serous ovarian cancer; ^Updated post-publication; # Overall response rate; °Duration of Response

13 ACRIVON THERAPEUTICS

past phase 2 trials in high grade serous ovarian cancer Lee et al; Lancet Oncology: 2018 Past trials suggest unenriched all-comer ORR in HGS ovarian cancer is ~15-20% Durable clinical activity in most responders No predictive biomarkers identified, need for alternative biomarker approach (ideal for AP3) N = 169 PATIENTS COHORT DESCRIPTION PERCENT CONFIRMED ORR (95 % C.I.) Cohort 1 (53) Plat resistant BRCA wt; ≥3 lines of prior therapy 11.3 (4.3 to 23.0) Cohort 2 (46) Plat resistant BRCA wt; < 3 lines of prior therapy 13.0 (4.9 to 26.3) Cohort 3 (41) Plat resistant BRCA mt, any line of therapy (must include prior PARPi ) 12.2 (4.1 to 26.2) Cohort 4 (29) Plat refractory, any BRCA, any line of therapy 6.9 (0.8 to 22.8) Konstantinopoulos et al; Gynec. Oncol.: 2022 NCI single-center Phase 2 study (N=28) Heavily pre-treated patients; median 5 prior lines Pretreatment tumor biopsies mandated RESULTS ORR 29%; mDoR >10 months (post-publication) No genetic correlation with p53mut, DDRmut, or CCNE1 Lilly-sponsored multi-center (46 center, 8 country) Phase 2 study (N=169) All lines of prior therapy, BRCA wt and mt, incl. prior PARPi Pretreatment tumor biopsies mandated RESULTS ORR 12.1% (excl. unconfirmed); mDoR =5.6 months No correlation with genetic alterations

DEVELOPMENT OF AP3-BASED PATIENT SELECTION ONCOSIGNATURE TESTS

P-proteomics

Quantitative mapping >20,000 p-sites; 25% drug-related



Drug-regulated phospho-sites and biological processes



Pathway visualization and reconstitution



Literature and database mining



Initial biomarker candidates

→

Cellular MOA

Dose response, knockdowns, drug combinations





Target engagement, cell assays, imaging



→

Technical Validation (Intended use tissue)

BM antibody validation by quantitative IF on human and PDX samples











→

Final OncoSignature Assay



OncoSignature®

→

Functional Validation (Intended use tissue)

Human cancer screening: ID of drug-sensitive cancers and proportions of responders



Prediction of drug sensitivity in cancer cell lines and PDX models



Patient responder prediction on pre-treatment tumor biopsies



15

ACRIVON THERAPEUTICS

oncosignature tests: usage in the clinic Pretreatment tumor biopsy test Compatible with 5 business days turn-around Offered by CDx partner under exclusive license from Acrivon Pretreatment tumor biopsy Treatment decision based on patient stratification Predicted Responder Predicted Non-responder Sample processing Biopsy in FFPE block Automated tumor Region-of-Interest biomarker scoring

CONSISTENT ACR-368 ONCOSIGNATURE PERFORMANCE ACROSS PRECLINICAL STUDIES



OncoSignature®

- Prediction of the fraction of human tumors sensitive to single agent ACR-368
  - Selection rate 30-40% across lead indications
- Identification of additional human tumor types predicted sensitive to single agent ACR-368
  - Endometrial and bladder cancer
- Prediction of treatment outcome in human PDX models
  - ORR enrichment to ≥ 55%; AUC of 0.88 and 0.9
- Two separate, prospectively designed, blinded studies of biopsies from past Phase 2 trials with ACR-368 in patients with platinum-resistant ovarian cancer
  - ORR enrichment to 47% (NCI) and 58% (Lilly multi-center)

17 ACRIVON THERAPEUTICS

ACR-368 ONCOSIGNATURE PREDICTION OF DRUG SENSITIVITY: BIOMARKER QUANTITATION ACROSS HUMAN CANCER PATIENT SAMPLES

Patient High


Class 1 BM
Class 2 BM
Class 3 BM

Predicted Responder
Patient with drug target dependency

OncoSignature®

Patient Low


Class 1 BM
Class 2 BM
Class 3 BM

Predicted Non-Responder
Patient with no drug target dependency efficiently excluded

Tissue ID.	BM1	BM2	BM3
Fov060265	0.69	0.79	0.73
Fov050855	0.94	0.71	0.67
Fov041300	0.89	0.23	0.55
Fov060380	0.95	0.62	0.51
Fov060050	0.85	0.23	0.51
Fov041285	0.69	0.19	0.5
Fov100142	0.47	0.76	0.47
Fov050764	0.82	0.22	0.47
Fov041267	0.4	0.36	0.36
Fov100146	0.84	0.57	0.26
Fov060382	0.44	0.45	0.22
Fov041269	0.37	0.21	0.2
Fov060302	0.29	0.22	0.15
Fov020067	0.89	0.38	0.09
Fov100003	0.9	0.89	0.08
Fov050700	0.17	0.17	0.07
Fov050139	0.63	0.66	0.05
Fov041138	0.36	0.11	0.05
Fov060152	0.24	0.3	0.03
Fov030062	0.57	0.14	0.02
Fov060133	0.94	0.43	0.01
Fov050666	0.93	0.38	0.01
Fov060371	0.88	0.93	0
Fov020497	0.61	0.43	0
Fov010706	0.54	0.14	0
Fov020386	0.11	0.09	0.12
Fov050734	0.11	0.06	0.08
Fov040872	0.23	0.04	0.36
Fov050659	0.29	0.01	0.02
Fov060293	0.42	0	0
Fov060210	0.1	0.1	0
Fov050840	0.07	0.29	0.01
Fov040855	0.05	0	0.22
Fov050816	0.04	0.33	0.12
Fov060355	0.04	0.27	0
Fov010252	0.03	0.17	0.02
Fov010682	0.03	0.03	0
Fov060553	0.03	0.02	0.03
71768C3	0.02	0	0
Fov150230	0	0.36	0.12
Fov060308	0	0	0

18 ACRIVON THERAPEUTICS

BIOPSY STUDY I: SUBSTANTIAL RESPONSE AND PFS BENEFIT IN PREDICTED RESPONDERS (BLINDED, PROSPECTIVELY DESIGNED STUDY)

- Available pretreatment tumor biopsies from past phase 2 trials at NCI with ACR-368 in platinum-resistant ovarian cancer were obtained
- OncoSignature scores were generated **blinded to treatment outcome** at Acrivon and analyzed by **3rd party biostatistician** in **prospectively designed** study



OncoSignature Prediction: Non-Responders
OncoSignature Prediction: Responders
Tumor fractional change
1.2
0.9
0.6
0.3
0.0
(0.3)
(0.6)
(0.9)
ORR = 0%
ORR = 47%
PD SD PD PD PD SD SD SD
PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR



PR SD PR SD PR PR SD SD PR PR SD SD SD PR PD
SD SD SD SD PD PD PD PD
mPFS in R
mPFS in NR
Predicted Responders
mPFS = 7.9 months
Predicted Non-Responders
mPFS = 2.2 months
0 100 200 300 400 500 600 700
Duration (days)

	mPFS (days)
All Predicted R	238.0
All Predicted NR	66.5
SD in predicted R	238.0
SD in predicted NR	108.0

OncoSignature®

Result: ORR ~47%; mPFS = 7.9 months

19 ACRIVON THERAPEUTICS

TWO ADDITIONAL HIGH UNMET NEED SOLID CANCERS PREDICTED ACR-368-SENSITIVE THROUGH HUMAN TUMOR SAMPLE SCREENING

HGS Ovarian



OncoSignature-positive = 30%
(ORR in past trials: 12+% and 29%)

Sq. NSCLC



OncoSignature-positive = 0%
(ORR in past trial: 0%)

Bladder cancer



OncoSignature-positive = 30-50%

Endometrial cancer



OncoSignature-positive = 30-40%

20
ACRIVON THERAPEUTICS

TWO ATTRACTIVE ACR-368-SENSITIVE CANCER TYPES IDENTIFIED



Bladder cancer patient samples
Endometrial patient samples
Patient 1 LOW
Patient 2 HIGH
Patient 1 LOW
Patient 2 HIGH
Class 1 BM
Class 2 BM
Class 3 BM
Predicted Non-Responders
Predicted Responders
Predicted Non-Responders
Predicted Responders

ACR-368 OncoSignature screening of human cancer samples

21 ACRIVON THERAPEUTICS

ACR-368-sensitive responders A subset of endometrial and bladder PDX models are highly sensitive to ACR-368 Endometrial PDX Bladder PDX BM1 BM2 BM3 PDX-L PDX-H Predicted Non-Responders Predicted Responders

G1/S CELL CYCLE Unsupervised Hierarchical Clustering T-test significant Proteins, FDR<0.05 Parental Resistant Upregulated in ACR-368 Resistant Cells Downregulated in ACR-368 Resistant Cells DNA DAMAGE REPAIR AP3 uncovers actionable ACR-368 resistance mechanisms unbiased and independent of genetic information Data suggest that gemcitabine might be a rational combination to overcome DDR suppression low dose gemcitabine sensitizes ovarian cancer cell lines to ACR-368 Prexasertib Abs EC50 + 0 nM Gem: >10 uM + 0.53 nM Gem: 100 nM + 2.7 nM Gem: 6 nM Prexasertib Abs EC50 + 0 nM Gem: 15 nM + 0.53 nM Gem: 2.7 nM + 2.7 nM Gem: 0.2 nM Bliss Synergy score: <-10: Drug interaction is likely antagonistic -10 to 10: Drug interaction is likely additive >10: Drug interaction is likely synergistic Ovarian-Parental ACR-368 Log10 (M) Ovarian-Resistant ACR-368 Log10 (M)

ENROLLING AND DOSING ACR-368 IN THREE HIGH UNMET NEED INDICATIONS: OVARIAN, ENDOMETRIAL AND BLADDER CANCER

- RP2D of ACR-368 based on predicted sensitivity using our ACR-368 OncoSignature Assay run by our CDx partner
- 59 sites currently activated[1]
- Key opinion leaders, some with extensive experience using ACR-368 from previous trials are actively participating



Ovarian
Endometrial
Bladder
OncoSignature+
Single Arm Simon 2 Stage Monotherapy Phase 2b with Registrational Intent
Stage 1 (N= 23 per cohort)
Stage 2 (N= 48 per cohort)
OncoSignature-
Single Arm Phase 1b/2 Exploratory Combination with Low Dose Gemcitabine
Phase 1b (N= ~21)
Phase 2 Expansion (N= 33 per cohort)

- FDA Fast Track Designation granted May 8, 2023 for ACR-368 monotherapy in OncoSignature-positive patients with Platinum-Resistant Ovarian Cancer and Endometrial Cancer
- FDA Breakthrough Device Designation granted November 16, 2023 for ACR-368 OncoSignature Assay for the identification of ovarian cancer patients who may benefit from treatment with ACR-368

[1] https://clinicaltrials.gov/ct2/show/NCT05548296

25 ACRIVON THERAPEUTICS

Encouraging Initial clinical observations Consistent with the extensive experience and tolerability profile from past trials, drug-related adverse events are primarily hematological, reversible, and manageable In the limited number of patients evaluated by imaging, preliminary evidence of clinical activity has been observed in OncoSignature-positive patients across all three tumor types treated with single agent ACR-368 at RP2D   Consistent with AP3-predicted tumor sensitivity, early imaging-based evidence of clinical activity across all three tumor types was also observed in OncoSignature-negative patients treated with ACR-368 at RP2D and LDG during the dose escalation phase  As disclosed in 10-Q filing November 9, 2023

WEE1 AND PKMYT1 VALIDATED CANCER TARGETS: IDEAL FOR AP3 APPROACH

- WEE1 and PKMYT1 regulate S and G2-M cell cycle checkpoints to ensure proper DNA replication and mitotic completion through phosphorylation and inhibition of CDK2 and CDK1 and CDK1, respectively
- WEE1 inhibition propagates genomic instability by premature DNA replication and cell cycle progression, resulting in mitotic catastrophe
- PKMYT1 inhibition results in premature mitotic entry and cell death
- Strong preclinical data and emerging clinical data:
  - Adavosertib (AstraZeneca)
  - Debio0123 (Debiopharm)
  - Azenosertib (Zentalis Pharmaceuticals)
  - SGR-3515 (preclinical, Schrödinger)
  - Lunresertib (Repare Therapeutics)



G2/M CHECKPOINT
MITOSIS EXIT
WEE1
PKMYT1
WEE1
Tyr15
P
P
Thr14
M
P
Tyr15
CDK1
CDK1
Mitosis
Cyclin B1
Cyclin B1
G2
G1
Tyr15
P
CDK2
Cyclin A/E
WEE1
S
INTRA S CHECKPOINT

Ghelli Luserna di Rorà et al. J. Hematol Oncol, 2020

✓ Single agent clinical activity (WEE1 and PKMYT1)
✓ Synergy identified with dual inhibition, potential for strong monotherapy clinical activity
✓ Correlation with genetic alterations challenging, CCNE1 association being explored by others
✓ Acrivon intends to leverage OncoSignature for optimal patient selection

27 ACRIVON THERAPEUTICS

INTERNAL PIPELINE: ADVANCING DEVELOPMENT CANDIDATE ACR-2316 AND OTHER DDR PROGRAMS - LEVERAGING AP3

Rationale

- *Leveraging our AP3 patient selection platform for high clinical POS*
- *Potentially optimal profile for monotherapy clinical development*

ACR-2316 and other DDR programs

- >40 high resolution co-crystals (1.5-3.1 Å) and AP3-driven SAR
- Novel WEE1- and PKMYT1-selective structural series and lead candidates
- Optimal selectivity profiles generated based on AP3 profiling

ACR-2316 advancing in IND-enabling studies



- High resolution co-crystals with WEE1 and PKMYT1
- Novel, potent dual inhibitor (single digit nM potency)
- Designed to overcome WEE1 and PKMYT1 single inhibitor resistance
- Potent, selective single agent activity

High throughput AP3 profiling


Global analysis
> 10 k p-sites. ANOVA, HA, FDR=0.05
Pairwise analysis
Volcanoplot, FDR=0.05
Activity analysis
Motifs
Causal networks
Kinase score
GSEA

AP3 used for biologically relevant selectivity profiling

28
ACRIVON THERAPEUTICS

EXECUTIVE SUMMARY: ACR-2316 DEVELOPMENT CANDIDATE

A selective dual WEE1/ PKMYT1 inhibitor optimized using AP3 for potent single agent activity

On track for IND by Q4 2024 preparing for monotherapy clinical development

AP3-Enabled Differentiation

- Discovered by AP3-based SAR facilitated by co-crystallography with WEE1 and PKMYT1
- Unbiased detection of WEE1 inhibitor-induced resistance mechanisms, overcome by balanced PKMYT1 inhibition to achieve potent single agent activity
- ACR-2316 OncoSignature test being developed for indication finding and monotherapy clinical development

Mechanism of Action

- Single digit nM WEE1 inhibition with optimized ratio of PKMYT1 inhibition in cells
- Superior selectivity and potency compared to clinical benchmark WEE1 and PKMYT1 inhibitors
- Potent induction of CDK1/2 and PLK activity resulting in drastic induction of mitotic catastrophe

Preclinical Data

- Superior activity across human tumor cell lines and in mouse tumor models, vs clinical benchmark WEE1 and PKMYT1 inhibitors
- Favorable in vitro ADME, PK, and oral bioavailability with safety MTD/DRF studies consistent with predicted desirable human exposure
- Advancing rapidly in ongoing IND-enabling studies

29 ACRIVON THERAPEUTICS

ACR-2316 ++++ ++ ++++ ++++ ++++ Adavosertib ++ - ++ +++ ++ Azenosertib ++ - +++ ++ ++ Debio0123 + - ++++ + + Lunresertib - +++ + + + WEE1 cellular drug target engagement PKMYT1 cellular drug target engagement In vivo efficacy Kinome selectivity Relative performance Human tumor cell viability Acr-2316 shows attractive profile in ongoing preclinical studies

DUAL WEE1/PKMYT1 INHIBITOR ACR-2316 DEMONSTRATES STRONG POTENCY AND SELECTIVITY

KinomeScan (468 kinases @ 1μM)



ACR-2316
WEE1
PKMYT1
Adavosertib
WEE1
Azenosertib
WEE1
Lunresertib
PKMYT1

ACR-2316 is highly selective (KinomeScan)



Kinome Selectivity (S35)
0.6
0.4
0.2
0
Acrivon compounds
ACR-2316
Lunresertib
Adavosertib
Azenosertib
Target Engagement
Min
Max
WEE1
PKMYT1
Acrivon compounds vs benchmark inhibitors

ACR-2316 potently inhibits cancer cell viability



% Viability
180
160
140
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
Drug Concentration (nM)
ACR-2316
Adavosertib
Azenosertib
Lunresertib

ACR-2316 exerts potent cell cycle effects with pronounced S-G2/M accumulation



DMSO
Azenosertib
Lunresertib
ACR-2316
50%
58%
41%
94%
DNA content

100 nM, 24 hour

31

ACRIVON THERAPEUTICS

ACR-2316 SHOWS SUPERIOR ACTIVITY VS BENCHMARKS across all human tumor cell lines tested Example: Ovarian human cancer cell lines 19 ovarian and other human tumor cell lines tested to date

ACR-2316 IS HIGHLY POTENT ACROSS HUMAN TUMOR CELL LINES AND PATIENT-DERIVED *EX VIVO* TUMOR MODELS


Human tumor cell lines
Breast
Lung
Ovarian
Prostate
Renal
Cell Line A
Cell Line B
Cell Line C
Cell Line D
Cell Line E
Cell Line F
Cell Line G
Cell Line H
Cell Line I
Cell Line J
Cell Line K
Cell Line L
Cell Line M
Cell Line N
Cell Line O
Cell Line P
Cell Line Q
Cell Line R
10
100
1000
IC50, nM
ACR-2316
Adavosertib
Azenosertib
Debio 0123
Lunresertib
Patient-derived ex vivo tumor models
CTG-0703
CTG-3383
CTG-2733
CTG-2884
CTG-1703
CTG-0956
CTG-1448
CTG-1498
CTG-3226
CTG-1692
CTG-1301
CTG-3522
CTG-2561
CTG-3718
1
100
10000
IC50, nM

33
ACRIVON THERAPEUTICS

Efficacy (5 ON / 2 OFF) Tolerability (5 ON / 2 OFF) ACR-2316 shows potent anti-tumor activity compared to clinical wee1 or pkmyt1 inhibitors

ACR-2316 shows deep regression in tumors progressing on a benchmark wee1 inhibitor Anti-tumor activity Tolerability

ACR-2316 emerging safety profile from preclinical animal studies appears promising Mice: ACR-2316 is well-tolerated at target doses up to ≤60 mg/kg daily oral dosing resulting in tumor regression in xenograft mouse models Reversible, mechanism-based hematological effects; moderate reticulopenia, monocytopenia, and lymphopenia based on initial studies Rat and dog MTD and preliminary DRF studies: Plasma PK exposure consistent with projected human exposure levels required for potential anti-tumor activity Reversible, mechanism-based hematological effects (white blood cells) Primary toxicities at MTD were decreased activity, food consumption, and soft stool

Streamlined AP3-based biological SAR OPTIMIZATION FOR SINGLE AGENT ACTIVITY OF PRECLINICAL PROGRAMS Peptide clean up Direct DIA analysis Drug treatment Proteolysis P-peptide enrichment Ultra high resolution P-proteomic profiling Week 0 Week2 Turnaround <2 weeks Quantitative mapping (>35,000 phospho-sites covering >4,500 proteins) Drug-regulated phospho-sites and biological process enrichment Drug-regulated pathway activity mapping and reconstitution P P Proprietary pipe for automated AP3 analyses with actionable results High resolution and throughput MS-based P-proteomics

AP3: TIGHT, HIGH-RESOLUTION DATA WITH DEEP COVERAGE

35388 p-sites | 15733 p-sites

QC MS Data → Data Clean Up → QC Processed Data → Volcano Plots → Hierarchical Clustering → Consensus Sequence Motif → Kinase Inference → Pathway Enrichment → Functional Annotation → Network Mapping → Biomarkers




QC - Coefficient of Variations


QC - Phosphosites Identification per Sample


QC - Protein Identification per Sample


QC - Data Completeness


QC - Sample Intensity Distribution


QC - Sample Correlation Matrix

- ✓ Acrivon proprietary compound data (~30 million data points per experiment); dozens of compounds profiled
- ✓ Miniaturized, high throughput, scalable: <2 weeks turn-around, automated AI computational analyses in 1 day
- ✓ Actionable results: Resistance mechanisms, rational combinations, drug-tailored OncoSignature patient selection

38 ACRIVON THERAPEUTICS

AP3 REVEALS DRUG-REGULATED KINASE ACTIVITY IN INTACT CELLS NOT DETECTABLE BY STANDARD METHODS

ACR-2316



ACR-2743 (previous lead candidate)



Time : 60 minutes
Dose : 20 nM

KinomeScan @ 1μM



% Remaining
100
50
0
MAPK3K4
PRKCE
GAK
PKMYT1
PLK1
PLK2
WEE2
PLK3
WEE1
YSK4
ACR-2316
ACR-2743

Traditional selectivity profiling

AP3-based pathway profiling

Drug-regulated kinase activity* in intact cells



PLK1
PLK2
PLK3
PRKCE
Activity (NES)
2
1
0
-1
-2
ACR-2316
ACR-2743

ACR-2316



ACR-2743



*Kinase activity based on substrate motif analysis using a proprietary PTM-SEA hybrid method

39

ACRIVON THERAPEUTICS

Optimized dual inhibitors show desirable pathway effects Activity (NES) -5 0 5 Substrate motif-inferred kinase activities Kinase activity based on proprietary PTM-SEA-based hybrid workflow and analyses Optimized dual WEE1 and PKMYT1 inhibitors affect cell cycle and canonical MAPK pathways in desirable manner ACR-2743 ACR-2316 Benchmark* WEE1 + PKMYT1 Inhibitors in combination *Clinical-stage selective WEE1 and PKMYT1 inhibitors

AP3-derived dual potency optimization to overcome wee1 inhibitor resistance: Reciprocal quenching Induced Suppressed Enrichment Score (NES) 500 5 Protein set size Mitotic regulation Cell cycle and cancer DNA homology repair DNA damage responses Sensitive Resistant WEE1i PKMYT1i PKMYT1i WEE1i PUJANA_BRCA1_PCC_NETWORK PUJANA_CHEK2_PCC_NETWORK REACTOME_CELL_CYCLE REACTOME_SEPARATION_OF_SISTER_CHROMATIDS Protein set name EC75 Comprehensive annotation, weighted for protein set size

AP3 RECIPROCAL QUENCHING REVEALS OPTIMAL TARGET POTENCY PROFILE FOR DUAL WEE1/PKMYT1 INHIBITOR



Sensitive
Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
HCL, Euclidean
Centered log2FC
(treated vs. DMSO)
4
-4
1043 p-sites from 298 proteins



Sensitive
Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
CHEK1 S296 M1
CDK1 T14 M1
Target substrates
Target substrate of **ACR-368**
Target substrate of **PKMYT1i**
Target substrates

Optimal potency ratio results in significant synergy



Synergy score (BRAID κ)
200
150
100
50
0
-50
WEE1i + PKMYT1i
ACR-368 + WEE1i



WEE1i and PKMYT1i dual inhibition synergy
Synergy score (BRAID κ)
100
50
0
HEC265
OV7
RMUGS
SNGM
AN3CA
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.68
p value = 0.0459



WEE1i and ACR-368
Synergy score (BRAID κ)
40
30
20
10
0
HEC265
OVISE
MCAS
OV7
RMUGS
SNGM
A2780
AN3CA
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.71
p value = 0.0324

42

ACRIVON THERAPEUTICS

EXPEDITING ACR-2316 TOWARDS CLINICAL MONOTHERAPY DEVELOPMENT

A novel, AP3-enabled, internally discovered dual WEE1 / PKMYT1 inhibitor

Rational Design

- Optimized via AP3 structure-activity relationship (SAR)
- AP3-enabled design with optimized WEE1 / PKMYT1 properties
- AP3-based optimization of functional target profile

Superior Profile

- Demonstrated preclinical superiority vs. benchmark WEE1 and PKMYT1 compounds
- Stronger preclinical anti-tumor activity vs. benchmark WEE1 and PKMYT1 compounds

Streamlined Development

- Aiming for expedited monotherapy development
- Rapidly advancing towards IND (expected Q4 2024)
- OncoSignature test in development for indication finding and patient selection
- Dose optimization to be guided by drug target engagement (BM2)

43
ACRIVON THERAPEUTICS

AP3 IS BROADLY APPLICABLE ACROSS DRUG DISCOVERY AND DEVELOPMENT


OncoSignature

Clinical Biomarkers
Predictive OncoSignature tests

Indication Finding
Sensitive tumor types

Resistance Mechanisms
Rational drug combinations

AP3

Drug Discovery SAR
Optimal target selectivity

PD Markers
~6,000 per compound

Informs in-licensing
AP3 profiling of candidates



Intellectual Property
De novo exclusivity & protection against generics

Predicted Responder

44

ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS Cash and marketable securities $142.1M Projected runway into H2’25 Fully Diluted Shares Outstanding 27.6M Current operating plan, assuming no additional financing Balance sheet 30-Sept-2023 Shares and equity grants outstanding 30-Sept-2023

Acrivon Addressable markets (US & EU incidence) Prioritized indications for single agent ACR-368 All cancers US and Europe Est. >6.3M cases/year Potential additional indications (N = 634,000) US cancer stats are based on ACS 2022 publication and subtype estimation from literature; EU cancer stats are based on IARC 2020 publication and subtype estimation from literature. ~45% Cancers with DDR stress are estimated to be 67% which is calculated from MSK-IMPACT patient samples with DDR relevant mutations and CNVs, such as TP53, KRAS, CCNE1, etc. Potential additional indications for single agent ACR-368 0 100000 200000 300000 400000 500000 0 100000 200000 300000 Bladder Cancer Endometrial Cancer HPV+ SCC Ovarian cancer Sarcoma Colorectal Cancer Pancreatic Cancer ~30% (N = 223,000) of prioritized indications predicted sensitive to single agent ACR-368 WEE1 and/or PKMYT1 inhibitor combinations with ACR-368 might further expand addressable fraction within sensitive tumor types Prioritized indications (N=742,000) 12% 10% Other cancers predicted to have DDR stress * * * *Currently enrolling and dosing appendix

TEAM HAS PIONEERED OUTCOME-PREDICTIVE QUANTITATIVE PROTEOMIC MULTIPLEX IN SITU TEST

Prostate cancer 8-marker biopsy test developed and launched by Founding team



Raw Image
Epithelium Classified
Nuclei Classified
ROI: Malignant Epithelium
A
B
C
D
Channel 1
Channel 2
Channel 3
ROI 2: Sub-cellular Tumor Compartment
G. BM 3 Analysis
F. BM 2 Analysis
E. BM 1 Analysis
H
G
F
E
Channel 6
Channel 5
Channel 4

- ProMark®: Marketed, automated *in situ* proteomic test for human outcome prediction included under NCCN guidelines
- Founding team: Has pioneered p-proteomics and quantitative multiplex imaging including double-blinded clinical validation*

Ideal test	Protein multiplex *in situ* test	Current CDx tests
Quantitative and automated	✓	(✓)
Validated Abs and reagents	✓	(✓)
Drug target and pathway activation context	✓	
Biomarkers measured in relevant region on tumor biopsy	✓	
Imaging algorithm (tissue pattern)	✓	
Addresses tumor heterogeneity	✓	
Double-blinded, prospective validation	✓	(✓)

*Blume-Jensen et al: Development and clinical validation of an *in situ* biopsy-based multimarker assay for risk stratification in prostate cancer. Clinical Cancer Research (2015)

48 ACRIVON THERAPEUTICS

(2015) Third-party blinded clinical validation, bioinformatic analysis (U. Montreal) Validation of locked ProMark™ test on single institution biopsy cases (N=274) Secondary validation on multi-center biopsy cohort (N=359) for clinical use indication Marketed test included under NCCN Guidelines and Medicare coverage Proof-of-Concept for Protein Biomarker Signature: marketed, Outcome-Predictive multiplex Cancer Test pioneering phospho-Proteomics study identifies novel pi3’k pathway inhibitor biomarkers Sci Transl Med 2: 1-14 (2010) TOWARD CUSTOMIZING TUMOR TREATMENT Just as our view of Earth has become increasingly global, cells are now seen as complex networks of interacting and intersecting signaling pathways rather than a collection of regulated genes. Editorial Highlights: A discovery strategy for novel cancer biomarkers

OLSEN LAB-EXAMPLES OF DEEP PROTEOMICS DRUG PROFILING

Science Signaling (2018)

ALK-i : LDK378, TAE684, crizotinib, lorlatinib.

SCIENCE SIGNALING | RESEARCH RESOURCE

CANCER

Integrated proximal proteomics reveals IRS2 as a determinant of cell survival in ALK-driven neuroblastoma

Cell Reports (2018)

SHP2-i: SHP099 -allosteric inhibitor.

Large-Scale Phosphoproteomics Reveals Shp-2 Phosphatase-Dependent Regulators of Pdgf Receptor Signaling

Cell Reports (2017)

CHK1-i: SCH900776, **ATM-i:** KU55933

Proteomics Reveals Global Regulation of Protein SUMOylation by ATM and ATR Kinases during Replication Stress

Cell Reports (2017)

CDK7-i: THZ-1

Phosphoproteomics of Primary Cells Reveals Druggable Kinase Signatures in Ovarian Cancer

Cell Systems (2017)

Deepest proteome resolution of a human cell to date

An Optimized Shotgun Strategy for the Rapid Generation of Comprehensive Human Proteomes

Cell (2019)

Functional mapping of differential signaling by RPTK mutants

Oncogenic Mutations Rewire Signaling Pathways by Switching Protein Recruitment to Phosphotyrosine Sites

Nature Communications (2020)

Highest throughput, sensitivity, and scalability to date

ARTICLE

OPEN

Rapid and site-specific deep phosphoproteome profiling by data-independent acquisition without the need for spectral libraries

Nature Communications (2021)

Subcellular compartmental proteomics

ARTICLE

OPEN

Spatial-proteomics reveals phospho-signaling dynamics at subcellular resolution

Nature Communications (2021)

Clinically actionable resistance mechanisms

ARTICLE

OPEN

Proteomics of resistance to Notch1 inhibition in acute lymphoblastic leukemia reveals targetable kinase signatures

ONGOING (MULTICENTER): Profiling of DDR and core kinase pathway inhibitors (>45)


PC1 [54.51%]
PC2 [27.21%]
Inhibitor
ATR
CHK1
ATM
DNAPK
p38a
JNK
EGF

51

ACRIVON THERAPEUTICS

ADVISORS AND COLLABORATORS

SAB



George Demetri, M.D., FACP, FASCO, FAACR

Professor, Harvard Med. School, Dir. Dana-Farber Cancer Institute & Ludwig Center, Boston

- Leader in Precision Oncology
- Key contributor to development and rapid approvals of Gleevec, Sutent, Stivarga, Zelboraf, Votrient, and Yondelis



Robert Abraham, Ph.D.

EVP, Head Cancer Biology, Odyssey Therapeutics

Adj. Prof. , Burnham Inst.
Adj. Prof. UCSD

- Expert in signal transduction-based R&D
- Previously SVP and WW Head, Oncology R&D, Pfizer
- VP, Oncology Res., Wyeth
- Professor, Burnham Institute
- Professor, Duke University



Timothy Yap, M.B.B.S., Ph.D., F.R.C.P.

Associate Prof., MD Anderson Cancer Center, Medical Director, Inst. for Applied Cancer Science

- Expert on DDR accelerated clinical development and predictive biomarkers
- Previously oncologist Royal Marsden, London and Inst. Cancer Res, London
- Lead/P.I. on numerous DDR trials



David Berman, M.D., Ph.D.

Professor, Director, Queen's Cancer Res. Inst., Ontario Canada

- GU Pathologist; bladder cancer expert
- Expert on protein biomarkers and quantitative tissue imaging
- Academic lead on ProMark®



Jesper V. Olsen, Ph.D.

Academic Co-Founder

Professor, Novo-Nordisk Foundation Protein Center, Cph. University

- Recognized pioneer and leading authority in phosphoproteomics and proteomic systems analyses
- Top 0.1% most cited scientist in protein sciences



Jung-Min Lee, M.D.

NCI Collaborator

Investigator, Lasker Clinical Research Scholar, NCI

- Expert on women's cancers and DNA damage response (DDR)
- Lead and co-PI on numerous HGSOC &TNBC trials
- Lead PI on ACR-368 platinum-resistant ovarian trials

52

ACRIVON THERAPEUTICS

AP3 IS APPLICABLE ACROSS DRUG DEVELOPMENT STAGES



Target ID
Hit ID
Lead Opt
IND Enabling
Early Clinical
Late Clinical
Approval & Commercialization
ID druggable driver targets
AP3 drug profiling:
Unbiased drug target engagement & PD biomarkers
AP3 is also applicable in preclinical phase
Resistance Mechanisms
Rational Combinations
Indication Finding:
OncoSignature patient sample screening
OncoSignature patient responder identification

53 ACRIVON THERAPEUTICS

ACR-2316 MEETS PRE-SPECIFIED DEVELOPMENT CANDIDATE CRITERIA

	Target	ACR-2316
MOA	• AP3 phosphoproteomics-based, optimized MOA; selective, dual WEE1/PKMYT1 inhibition	✓
Potency	• In vitro kinase activity, IC_{50} ≤ 10 nM • Potent *in cell* target engagement in optimized ratio • Activity across sensitive human tumor cell lines, IC_{50} <20 nM	✓ ✓ ✓
Selectivity	• Kinase panel profiling – highly selective (kinome selectivity) • AP3 profiling confirms desirable CDK and PLK activation for mitotic catastrophe/apoptosis	✓ ✓
ADME/PK	• Orally bioavailable • T½ suitable for once/day dosing	✓ ✓
In vitro safety	• Low in vitro hERG (>10 µM) and CYP inhibition and induction (>1 µM)	✓
Solubility	• > 50 µM for active compounds	✓
PPB	• < 90%	✓
In vivo efficacy	• Demonstrated potent target engagement intratumorally in vivo • Potent single agent activity in CDX models	✓ ✓

54 ACRIVON THERAPEUTICS

KEY DATA: ACR-2316 VERSUS BENCHMARKS

	Assay	ACR-2316	Adavosertib	Azenosertib	Debio123	Lunresertib
Biochemical	Wee1 Binding IC_{50}	1 nM	1 nM	2 nM	1 nM	31 nM
	PKMYT1 Binding IC_{50}	27 nM	155 nM	337 nM	2 µM	10 nM
Cellular Target Engagement	WEE1 EC_{50} (Y15)	2 nM	19 nM	16 nM	109 nM	>10 µM
	PKMYT1 EC_{50} (T14 AlphaLISA)	145 nM	4 µM	2 µM	>10 µM	11 nM
In Vitro Cancer Cell Viability	Human cancer cell viability IC_{50}	11 nM (cell line 1) 17 nM (cell line 2) 21 nM (cell line 3)	52 nM (cell line 1) 127 nM (cell line 2) 96 nM (cell line 3)	48 nM (cell line 1) 111 nM (cell line 2) 128 nM (cell line 3)	165 nM (cell line 1) 338 nM (cell line 2) 94 nM (cell line 3)	372 nM (cell line 1) 400 nM (cell line 2) 173 nM (cell line 3)
	Human PDX (CTG-3226) viability IC_{50}	0.011 µM	N/A	0.209 µM	N/A	3.69 µM
Selectivity	Kinome selectivity: S(35) / S(10)	0.091 / 0.071	0.172 / 0.101	0.101 / 0.071	0.062 / 0.03	0.121 / 0.101
In Vivo Efficacy	CDX model 1 efficacy [T/C (%) / dose mg/kg (frequency)]	0.6 % / 45 mg/kg (QD)	23 % / 60 mg/kg (QD)	26.8 % / 100 mg/kg (QD)	66.4 % / 30 mg/kg (QD)	33 % / 20 mg/kg (BID)
	CDX model 2 efficacy [T/C (%) / dose mg/kg (frequency)]	1.7 % / 60 mg/kg (QD)	N/A	41 % / 100 mg/kg (QD)	87 % / 30 mg/kg (QD)	36 % / 20 mg/kg (BID)
	Ovarian PDX model Efficacy [T/C (%) / dose mg/kg (frequency)]	20 % / 45 mg/kg (QD)	N/A	116 % / 60 mg/kg (QD)	N/A	122 % / 18 mg/kg (BID)

55
ACRIVON THERAPEUTICS

AP3 analysis: ACR-2316 regulates cell cycle and mitosis more potently than benchmark wee1 inhibitor Resistant WEE1 inhibitor ACR-2316 Sensitive 60min 200nM Induced Suppressed Enrichment Score (NES) Significant Not significant p value Cell cycle RTK-MAPK HDR Mitotic pathways SREBP GTPases Mitotic pathways Cell cycle Tight junction Autophagy Post-synaptic transmission

AP3 analysis: ACR-2316 regulates cell cycle and mitosis more potently than benchmark pkmyt1 inhibitor Induced Suppressed Enrichment Score (NES) Significant Not significant p value Cell cycle RTK-MAPK HDR Mitotic pathways SREBP GTPases Tight junction Autophagy Post-synaptic transmission

COMPREHENSIVE KINOME SELECTIVITY PROFILING


ACR-2316
Adavosertib
Azenosertib
Debio0123
Lunresertib
WEE1
PKMYT1
WEE1
WEE1
WEE1
PKMYT1
468 kinases
@ 1μM
Percent Control
0%
0.1%
0.1-1%
1-5%
5-10%
10-35%
> 35%
KinomeScan

58
ACRIVON THERAPEUTICS

Cell Reports, August 9, 2022 Using spatial phosphoproteomics (Nat. Commun., 2021) Acrivon’s AP3 platform can uncover single agent sensitivity and rational drug combinations for targets with complicated mechanism of action AP3 reveals single agent sensitivity context and rational drug combinations independent of genetic information

Eli Lilly ACR-368 high level license terms In-licensing completed 27 January 2021 WW exclusive rights with rights to sub-license $5M up front and low single digit percentage equity subject to ordinary dilution going forward Aggregate development and commercial milestone payments of up to $168M, of which $5M is due prior to NDA Tiered percentage royalty on annual net sales ranging from low single-digit up to a maximum of 10% subject to certain specified reductions Drug product as well as drug substance sufficient to treat several hundred patients Limited right of first negotiation expiring 45 days upon completion of certain clinical milestones